                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                                    May 19, 1999
                                    ------------
                  Date of Report (Date of Earliest Event Reported)



                                  WESTERN BANCORP
                                  ---------------
               (Exact Name of Registrant As Specified In Its Charter)



                                     CALIFORNIA
                                     ----------
                   (State or Other Jurisdiction of Incorporation)

                0-13551                                  95-3863296
                -------                                  ----------
        (Commission File Number)              (IRS Employer Identification No.)


                           4100 NEWPORT PLACE, SUITE 900
                          NEWPORT BEACH, CALIFORNIA 92660
                          -------------------------------
                 (Address of Principal Executive Offices)(Zip Code)

                                   (949) 863-2444
                                   --------------
                (Registrant's Telephone Number, including Area Code)

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Item 5.   Other Events.

          On May 19, 1999, Western Bancorp (the "Company") announced the execution of an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company will merge with and into U.S. Bancorp. A copy of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by this reference. Concurrent with the execution of the Merger Agreement, the Company executed a Stock Option Agreement, dated as of May 19, 1999, by and between U.S. Bancorp and the Company, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by this reference. A copy of a press release issued in connection with the announcement of the Merger Agreement is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety by this reference.

          In addition, on May 19, 1999, the Company announced that its Board of Directors had approved the declaration of a quarterly dividend of $0.225 per share of common stock of the Company payable on June 25, 1999 to shareholders of record on June 4, 1999. A copy of a press release issued by the Company in connection with the announcement is attached hereto as Exhibit 99.4 and is incorporated herein in its entirety by this reference.

          On May 27, 1999 the Company issued a press release discussing the timing of its annual meeting of shareholders, a copy of which is attached hereto as Exhibit 99.5 and is incorporated herein in its entirety by this reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

          The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number                   Description
------                   -----------
99.1      Agreement and Plan of Merger, dated as of May 19, 1999, by and between
          Western Bancorp and U.S. Bancorp.
99.2      Stock Option Agreement, dated as of May 19, 1999, by and between U.S.
          Bancorp and Western Bancorp.
99.3      Press Release of U.S. Bancorp and Western Bancorp dated May 19, 1999.
99.4      Press Release of Western Bancorp dated May 19, 1999.
99.5      Press Release of Western Bancorp dated May 27, 1999.


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

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 27, 1999


                                        WESTERN BANCORP


                                        By:     /s/ Arnold C. Hahn
                                             --------------------------------
                                        Name:  Arnold C. Hahn
                                        Title: Executive Vice President
                                               and Chief Financial Officer


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

                                   EXHIBIT INDEX



Exhibit
Number                        Description
------                        -----------
99.1      Agreement and Plan of Merger, dated as of May 19, 1999, by and between
          Western Bancorp and U.S. Bancorp.
99.2      Stock Option Agreement, dated as of May 19, 1999, by and between U.S.
          Bancorp and Western Bancorp.
99.3      Press Release of U.S. Bancorp and Western Bancorp dated May 19, 1999.
99.4      Press Release of Western Bancorp dated May 19, 1999.
99.5      Press Release of Western Bancorp dated May 27, 1999.

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